Deal Info v1.8		38805	Master Servicer:		Please fill out complete list of servicers and originators even if it is greater then ten
Deal Name			Backup Servicer:
Bloomberg Ticker:			Primary Servicer (s):	%	Name	Originator (s):	%	Name	FICO by Originator
Asset Class:	Subprime		1			1
Issuer:			2			2
Trustee:			3			3
Lead Manager(s)			4			4
Month:			5			5
To Roll	26		6			6
Remaining Term	360		7			7
Remaining IO Term	60		8			8
			9			9
% Interest Only	9.88		10			10

Instructions			New to v1.8
1.) Cells in red font are calculations and should be left alone.			1.)	Rows 227-245 "SILENT & SIMULTANEOUS SECONDS BUCKET "
2.) Please put averages in gray cells at the bottom of each bucket.
3.) In each stratification under WA Collateral Characteristics please indicate the % of that row NOT % of deal.

FICO BUCKET
FICO	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	MI%	Silent 2nd%	% 40 year
NA	33	3790021	0.37	114849.12	9.952	0	72.21	38.02	98.44	97.04	69.85	69.92	0		6.3	4.38
=<500	13	2359200	0.23	181476.92	10.143	499	70.16	45.69	100	86.33	63.25	44.71	0		0	0
>500 =<520	248	51374701.69	5.02	207156.06	9.777	511	76.44	43.96	99.44	93.45	75.24	63.09	0		1.52	5.15
>520 =<540	242	51514755.52	5.03	212870.89	9.628	530	76.21	43.01	98.16	90.03	74.49	57.1	0		1.44	15.04
>540 =<560	299	64524471.35	6.3	215800.91	9.13	550	75.93	42.88	98.95	89.45	72.58	62.5	0		1.81	43.95
>560 =<580	613	115573747	11.28	188537.92	8.652	571	78.35	42.18	95.67	87.82	68.15	71.36	2.04		11.75	45.13
>580 =<600	1060	181193553.9	17.69	170937.32	8.425	590	80.81	42.84	96.55	89.31	54.83	74.05	7.99		27.78	48.7
>600 =<620	869	168037811.9	16.41	193369.17	8.313	610	81.86	43.74	91.72	87.83	58.47	64.97	11.69		19.44	46.4
>620 =<640	758	152704858.7	14.91	201457.6	8.113	630	83.41	43.29	90.37	86.55	58.67	57.42	13.54		16.93	47.3
>640 =<660	538	114694387.5	11.2	213186.59	8.121	650	83.54	43.03	89.19	85.51	57.84	49.01	14.36		19.73	44.77
>660 =<680	365	80675048.66	7.88	221027.53	8.091	670	84.05	41.24	86.87	79.88	50.04	39.06	17.11		27.39	39.28
>680 =<700	67	17605456.42	1.72	262768.01	7.828	689	84.76	43.86	78.82	84.01	42.66	48.41	30.75		32.09	33.46
>700 =<750	59	17407470.51	1.7	295041.87	7.573	720	85.3	44.93	85.24	67.64	45.17	38.46	48.04		36.07	35.77
>750	10	2727576.44	0.27	272757.64	7.794	777	85.67	45.73	56.22	47.41	36.56	63.57	0		29.07	56.22
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88		17.85	41.61

FICO Mean:	603	Median:	602	Standard Deviation:		45
* The FICO Mean, Median and Standard deviations are for FICOs greater than zero. 33 loans have FICO of zero

Combined Original LTV BUCKET (Combined Original LTV should be calculated as: Combined Original LTV for first lien and CLTV for second lien)
Combined Original LTV	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	MI%	Silent 2nd%	% 40 year
=<50	122	20878744.69	2.04	171137.25	8.308	579	40.28	42.11	94.13	84.54	90.16	49.19	3.7		3.21	43.18
>50 =<55	60	13885538.62	1.36	231425.64	7.756	595	52.97	42.41	97.37	86.25	85.44	45.04	9.04		0	46.52
>55 =<60	104	23918664.1	2.34	229987.15	7.841	589	58.04	40.25	97.54	76.67	95.21	44.49	8.16		1.17	50.13
>60 =<65	198	51072526.77	4.99	257942.05	8.003	583	63.62	41.43	96.75	87.55	87.17	48.68	5.34		1.65	43.03
>65 =<70	247	70327429.82	6.87	284726.44	8.104	585	68.86	42.85	92.47	87.11	88.77	43.78	12.34		0.28	42.52
>70 =<75	291	81181666.95	7.93	278974.8	8.228	592	74.14	41.78	89.79	87.59	85.69	44.5	11.37		2.55	36.73
>75 =<80	1568	336791786.5	32.88	214790.68	8.196	607	79.76	43.12	97.15	87.15	45.13	63.11	12.85		52.14	43.22
>80 =<85	339	91257417.26	8.91	269195.92	8.202	607	84.42	43.18	89.06	89.07	81.65	55.19	8.9		1.6	44.55
>85 =<90	601	158853833.4	15.51	264315.86	8.501	614	89.65	43.39	85.83	83.8	62.44	59.98	7.72		1.03	48.15
>90 =<95	465	97918171.83	9.56	210576.71	8.903	610	94.64	43.82	87.62	88.68	47.29	83.09	9.61		0.06	40.09
>95 <100	1177	77710480.77	7.59	66024.2	10.765	627	99.95	44.01	99.13	91.45	19.4	84.29	4.51		0	18.93
=>100	2	386800	0.04	193400	9.059	671	103.52	37.79	100	100	0	7.19	0		0	92.81
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88		17.85	41.61

Combined Original LTV Mean:	84.02	CLTV:	84.43	Standard Deviation:		13.57		Combined Original LTV =80:	28.32		% Silent Seconds:		17.85
								Combined Original LTV =100:	7.34	CLTV W/ Silent Seconds:			84.43

CLTV BUCKET (CLTV should be calculated as: LTV for first lien, CLTV for second lien plus any simultaneous or silent seconds)
Combined Original LTV	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	MI%	Silent 2nd%	% 40 year
=<50	121	20768744.69	2.03	171642.52	8.304	579	40.25	42.05	94.1	84.46	90.11	49.45	3.72		2.7	42.88
>50 =<55	60	13885538.62	1.36	231425.64	7.756	595	52.97	42.41	97.37	86.25	85.44	45.04	9.04		0	46.52
>55 =<60	102	23638664.1	2.31	231751.61	7.843	589	58.06	40.2	97.51	76.39	95.16	45.02	7.51		0	50.72
>60 =<65	198	50402526.77	4.92	254558.22	8.02	583	63.57	41.54	96.7	87.39	87	49.33	5.76		0.35	43.6
>65 =<70	246	70131429.82	6.85	285087.11	8.1	585	68.86	42.86	92.45	87.08	88.74	43.9	12.38		0	42.36
>70 =<75	286	79109466.95	7.72	276606.53	8.25	590	74.16	41.9	90.95	87.26	86.16	44.47	11.67		0	35.82
>75 =<80	621	162509988	15.87	261690.8	8.452	590	79.4	42.4	94.41	86.48	79.8	41.06	7.77		0.81	40.09
>80 =<85	335	90002082.26	8.79	268662.93	8.198	607	84.42	43.16	88.9	89.38	81.44	55.8	9.02		0.23	44.22
>85 =<90	603	160273476.4	15.65	265793.49	8.496	614	89.39	43.21	85.25	84.1	62.81	59.69	7.65		1.91	48.38
>90 =<95	509	110441190.3	10.78	216976.8	8.822	612	93.08	43.85	88.8	88.63	46.71	79.77	9.15		11.39	42.19
>95 <100	2088	242210192.8	23.65	116001.05	8.842	624	86.4	43.88	99.6	88.79	14.15	84.58	13.81		67.92	36.73
=>100	5	809760	0.08	161952	8.413	634	94.01	40.32	100	100	27.56	55.67	0		52.23	96.57
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88		17.85	41.61

DTI BUCKET
DTI	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
<= 20.00	127	20783495.71	2.04	163649.57	8.878	607	80.75	15.15	77.46	84.79	62.71	71.84	4.08	14.84	22.72
20.01 - 25.00	188	27627402.13	2.71	146954.27	8.677	602	77.18	22.98	88.47	89.6	59.21	67.77	5.06	12.71	30.25
25.01 - 30.00	273	46898731.47	4.6	171790.23	8.701	600	80	27.7	88.4	88.11	60.51	61.4	5.2	17.1	39.2
30.01 - 35.00	547	89951347.75	8.82	164444.88	8.66	601	80.73	32.69	92.22	84.89	57.69	64.5	8.32	18.26	33.25
35.01 - 40.00	751	146272092.8	14.34	194769.76	8.487	608	79.57	37.7	93.61	86.92	62.33	50.52	10.64	15.26	41.83
40.01 - 45.00	1023	210127667.1	20.59	205403.39	8.483	609	80.93	42.65	94.28	88.12	60.84	48.01	13.11	18.2	37.95
45.01 - 50.00	1078	230151765.2	22.56	213498.85	8.513	605	81.8	47.53	93.23	86.85	62.44	53.43	8.56	17.47	45.37
50.01 - 55.00	917	196706877.1	19.28	214511.32	8.295	602	81.86	52.51	93.86	86.54	57.94	78.96	10.37	20.17	48.47
55.01 - 60.00	249	51815411.42	5.08	208094.02	8.198	604	82.04	56.62	94.31	88.06	52.51	94.62	11.23	21.34	46.55
>60
TOTAL	5153	1020334791	100	198007.92	8.479	605	81	42.99	92.92	87.04	60.13	61.02	9.92	17.89	41.77

DTI Mean:	42.13	Median:	43.58	Standard Deviation:		9.59
*This assumes DTI greater than zero. There are 21 loans with DTI equal to zero

PURPOSE BUCKET
Purpose	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
Purchase	2457	334698206.9	32.68	136222.31	8.937	618	86.26	42.89	92.62	85.96	0	73.21	10.39	43.68	34.57
Refi (Cash out)	2378	617054906.1	60.25	259484.82	8.223	599	78.02	42.89	92.82	87.04	100	52.7	9.92	4.6	46.09
Refi (no Cash)
Refi (Rate Term)	339	72429947.73	7.07	213657.66	8.573	594	82.03	44.34	95.42	91.82	0	74.31	7.13	11.41	36.02
Consolidation
Other
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

OCCUPANCY BUCKET
Occ Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
Primary (OOC)	4832	951838233.4	92.94	196986.39	8.434	603	80.81	43.19	100	88.95	60.17	62.77	10.61	19.03	43.62
Investment	288	55235983.75	5.39	191791.61	9.394	633	83.48	39.3	0	58.04	61.91	36.95	0.34	0	4.64
2nd / Vacation	54	17108843.53	1.67	316830.44	8.143	638	83.32	43.74	0	73.2	59.15	36.02	0	9.66	49.35
Rental
Other
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

DOCUMENTATION BUCKET
Doc Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
Full	3713	624033811.3	60.93	168067.28	8.44	600	82.91	43.76	95.74	90.11	52.11	100	9.55	23.81	42.06
Alternative
Limited	21	5460695	0.53	260033.1	9.234	617	81.89	41.09	90.8	78.28	47.43	0	15.27	16.19	18.77
Stated	1431	392549484.4	38.33	274318.3	8.537	613	77.94	41.8	88.47	82.27	73.2	0	10.39	8.49	41.45
No Ratio
NINA
No Doc	9	2139070	0.21	237674.44	8.382	663	83.35	0	100	80.39	90.72	0	0	0	0
Other
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

PROPERTY BUCKET
Property Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
Single Family	4104	775662257.5	75.73	189001.52	8.489	602	80.92	42.89	95.07	100	61.89	62.6	9.25	17.44	41.34
PUD	496	115599322.8	11.29	233063.15	8.278	608	82.55	43.85	94.49	100	49.31	66.38	16.28	21.73	46.46
2-4 Unit	301	84775262.46	8.28	281645.39	8.466	616	78.4	42.89	77.34	0	66.95	41.06	5.54	13.12	38.91
Townhouse
Condo	273	48146217.88	4.7	176359.77	8.874	620	83.1	42.76	82.24	0	48.26	55.86	12.39	23.39	39.19
MH
Other
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

PRINCIPAL BUCKET
UPB	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
=<50	758	24872298.45	2.43	32813.06	12.014	612	98.79	42.58	99.35	92.54	8.77	93.85	0	0.2	0
>50 =<75	451	28005156.35	2.73	62095.69	11.09	606	88.08	40.41	90.82	88.61	29.63	83.22	0.69	16.93	4.45
>75 =<100	434	38378546.04	3.75	88429.83	9.946	599	83.02	39.63	92.07	91.71	34.59	78.57	0.52	31.1	14.05
>100 =<125	460	51842204.25	5.06	112700.44	9.332	599	80.32	40.26	88.07	91.29	45.86	78.06	1.74	31.94	21.29
>125 =<150	432	59432119.29	5.8	137574.35	9.088	597	81.48	41.54	93.52	91.64	42.61	77.86	4.19	28.16	23.79
>150 =<200	721	125850671.1	12.29	174550.17	8.716	594	79.53	41.72	93.28	90.01	53.29	69.58	4.84	21.66	36.25
>200 =<250	461	103827832.6	10.14	225223.06	8.307	602	79.49	43.03	92.84	87.68	55.12	69.05	9.68	27.14	43.1
>250 =<300	417	114137583.1	11.14	273711.23	8.235	601	79.51	43.79	92.7	86.48	64.09	58.88	10.32	19.65	44.28
>300 =<350	307	99828376.12	9.75	325173.86	7.98	603	79.5	43.54	91.8	80.4	71.57	49.46	11.75	12.21	52.68
>350 =<400	214	80482324.09	7.86	376085.63	7.917	611	82.01	44.13	96.29	86.64	68.85	52.72	13.64	15.75	49.5
>400 =<450	147	62355962.67	6.09	424190.22	7.905	605	79.96	44.55	94.51	76.77	76.84	47.59	12.98	16.97	53.02
>450 =<500	95	45027683.31	4.4	473975.61	7.654	619	82.86	44.43	92.67	79.92	67.25	50.05	16.02	10.52	54.65
>500 =<600	129	70663071.64	6.9	547775.75	7.955	615	83.18	43.72	96.3	85.26	71.34	48.69	14.57	9.28	54.53
>600 =<700	61	39504220.57	3.86	647610.17	7.998	615	81.72	44.93	96.64	86.81	72.31	44.12	21.57	6.5	50.36
=>700	87	79975011.15	7.81	919253	7.787	617	76.81	43.84	86.9	93.83	78.44	47.71	15.81	7.02	56.19
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61
* In $1,000
	Min	20000	Max	2171000

State Concentration Bucket *
State*	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
California	684	238942621.8	23.33	349331.32	7.73	612	79.51	44.91	95.06	92.11	73.45	55.44	18.87	13.84	56.85
Florida	625	120133633.9	11.73	192213.81	8.613	603	80.24	42.01	89.61	90.3	61.03	52.16	9.16	16.02	32.49
Massachusetts	322	82517661.53	8.06	256266.03	8.508	613	81.43	43.14	94.38	67.37	61.93	49.88	5.85	16.7	49.6
New York	267	81909331.88	8	306776.52	8.242	608	76.78	43.18	93.75	61.35	72.04	39.13	9.33	9.45	42.63
Texas	468	47519433.6	4.64	101537.25	9.632	584	86.69	41.2	92.42	98.99	14.97	84.72	0.8	26.39	6.55
New Jersey	176	47103307.83	4.6	267632.43	8.655	600	78.49	42.41	86.87	78.35	75.79	45.87	7.64	8.04	44.04
Virginia	169	32578863.82	3.18	192774.34	8.537	605	82.05	42.01	93.06	91.69	59.82	68.82	14.73	17.53	32.3
Illinois	160	28889490.69	2.82	180559.32	9.077	601	81.36	42.42	92.83	86.13	59.57	64.98	0	14.96	38.69
Maryland	114	28387516.24	2.77	249013.3	8.417	589	80.83	44.9	97.05	94.52	59.54	78.71	9.36	13.52	46.75
Michigan	207	22879524.89	2.23	110529.11	9.348	593	84.12	42.77	92.42	91.44	55.01	79.21	4.26	27.25	32.03
Arizona	113	22799311.35	2.23	201763.82	8.513	602	82.53	42.43	96.18	98.63	61.24	72.68	7.41	20.71	48.47
Washington	102	20956974.2	2.05	205460.53	8.306	599	81.72	44.02	96.82	94.85	63.8	72.96	3.16	24.47	57.25
Georgia	152	20833642.77	2.03	137063.44	9.177	596	84.87	40.99	85.63	93.28	43.73	79.31	8.25	28.61	30.62
Colorado	117	18717185.86	1.83	159975.95	8.417	612	86.32	44.42	95.74	94.61	33.85	86.74	15.59	35.85	54.48
Pennsylvania	128	18129594.13	1.77	141637.45	8.548	601	81.28	42.78	96.95	94.32	60.33	69.04	7.47	15.71	31.05
Other	1370	191884966.2	18.74	140062.02	8.844	605	82.33	41.71	91.8	90.57	49.72	70.37	6.2	24.59	33.39
Total:	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.					Total % of GA, IL, IN, MI, MS, ND, OH, SC, TN, TX AND UT	16.04
*Separate California into North and South if possible.
California Breakdown	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
CA North	263	93145280.1	38.98	354164.56	7.758	607	79.58	44.97	96.16	94.96	73.08	58.68	15.22	10.97	59.24
CA South	421	145797341.7	61.02	346311.98	7.712	615	79.46	44.87	94.36	90.29	73.69	53.37	21.2	15.67	55.32
Total:	684	238942621.8	100	349331.32	7.73	612	79.51	44.91	95.06	92.11	73.45	55.44	18.87	13.84	56.85
***Only loans with addresses in California were added here

FIXED / FLOATING (ii)
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
Fixed	1070	49650970.44	4.85	46402.78	11.94	623	99.76	43.99	99.29	90.17	12.99	85.53	0	0	0
Balloon	1467	426194121.6	41.61	290520.87	7.785	611	80.2	44.13	97.42	87.83	66.73	61.58	0	19.89	100
2/28	2231	426535694.3	41.65	191185.88	8.993	588	79.76	41.57	86.66	85.74	59.22	57.72	0	15.13	0
3/27	70	14602750.08	1.43	208610.72	8.611	600	77.18	41.35	82.78	75.93	61.09	58.76	0	15.26	0
5/25	29	5392891	0.53	185961.76	8.851	613	90.54	41.99	76.38	80.17	57.58	78.35	0	8.16	0
2/28 IO	271	90499530.95	8.84	333946.61	7.548	636	80.7	43.88	99.79	89.62	58.07	57.89	100	30.76	0
3/27 IO	6	2067834	0.2	344639	7.073	650	74.62	50.83	100	100	84.27	84.04	100	34.61	0
5/25 IO	22	8623725	0.84	391987.5	7.22	664	78.47	43.48	100	85.4	80.55	63.24	100	26.33	0
Other	8	615543.25	0.06	76942.91	9.909	601	82.69	33.81	83.75	80.51	56.06	80.51	0	0	0
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.
***Balloon loans were not added to the fixed and ARM loan count
		% of 40 year am loans*		41.61
		*including 30/40 and 40/40

LIEN BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
First	4099	974107098	95.11	237645.06	8.304	604	80.04	42.94	92.61	86.86	62.66	59.66	10.39	18.77	43.72
Second*	1075	50075962.69	4.89	46582.29	11.929	622	99.69	44.01	99.3	90.25	13.43	85.65	0	0	0.55
Third
Other
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

	% of second liens that have their first lien in this deal

SILENT & SIMULTANEOUS SECONDS (do not include second liens that are in the deal)*
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Combined Original LTV =>80	Silent 2nd%	% 40 year
NA	3	238625	0.13	79541.67	11.45	0	83.43	35.2	100	100	33.53	56.42	100	100	0
=<500
>500 =<520	3	781525	0.43	260508.33	11.107	506	80.73	43.29	100	100	69.1	16.28	100	100	0
>520 =<540	6	742720	0.41	123786.67	10.29	530	75.99	34.03	100	100	30.7	47.41	69.3	100	0
>540 =<560	6	1168000	0.64	194666.67	8.9	549	59.38	41.35	100	100	49.76	81.37	61.47	100	29.79
>560 =<580	91	13582148.28	7.43	149254.38	8.542	576	80.14	43.44	100	94.28	10.08	92.74	97.4	100	39.9
>580 =<600	305	50334831.24	27.53	165032.23	8.174	589	79.58	43.46	100	90.53	13.87	98	97.21	100	48.39
>600 =<620	185	32662825.46	17.87	176555.81	7.911	611	79.96	45.52	100	90.54	11.26	98.21	95.4	100	46.63
>620 =<640	144	25852033.56	14.14	179528.01	7.709	631	80.01	45.4	100	91.55	14.95	92.55	97.08	100	45.96
>640 =<660	105	22633445.78	12.38	215556.63	7.809	650	80.04	43.34	100	80.24	23.72	68.45	100	100	43.12
>660 =<680	85	22100906.26	12.09	260010.66	7.583	669	79.92	40.44	93.61	80.17	17.08	44.57	94.01	100	57.35
>680 =<700	18	5650446.65	3.09	313913.7	7.31	688	80	43.87	95.74	91.44	18.97	29.05	100	100	45.42
>700 =<750	19	6278706.83	3.43	330458.25	7.539	720	79.99	44.34	100	64.52	8.41	26.13	99.09	100	27.9
>750	3	792826.45	0.43	264275.48	6.991	773	80	47.71	100	100	37.79	62.21	100	100	100
TOTAL	973	182819040.5	100	187892.13	7.948	623	79.74	43.72	99.1	87.76	15.52	81.29	96.68	100	46.37
*percentage of first liens by number that have a second lien behind them (not including the second liens in this deal)

PREPAYMENT BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
None	1778	292454117.4	28.55	164484.88	9.017	605	81.8	42.49	92.4	83.27	60.65	57.32	5.48	13.17	36.37
6 Months
1 Year	286	96837798.15	9.46	338593.7	8.163	608	77	43.8	92.9	65.1	71.17	37.07	11.66	13.78	47.72
2 Year	2869	582276323.1	56.85	202954.45	8.33	603	81.37	43.05	93.16	91.83	57.59	65.5	11.46	21.06	41.46
3 Year	240	52452821.96	5.12	218553.42	7.766	622	79.78	43.65	93.55	94.95	67.57	74.29	13.67	15.85	61.05
5 Year
Other	1	162000	0.02	162000	7.15	642	90	54.94	100	100	0	100	0	0	100
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

INDEX BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
Libor - 6 Month	4103	974257590.2	95.13	237450.06	8.305	604	80.04	42.94	92.61	86.86	62.65	59.67	10.39	18.76	43.72
Libor - 1 Year
Treasury - 1 Year
CMT - 1 Year

N/A	1071	49925470.44	4.87	46615.75	11.927	622	99.69	44.01	99.29	90.22	13.47	85.61	0	0	0.55
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61
List all reset rates
The N/A are the Fixed rate loans

MORTGAGE RATE (WAC) BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
=> 5.00
>5.00 =<5.50
>5.50 =<6.00	43	15409490.23	1.5	358360.24	5.841	627	72.15	47.01	88.08	86.22	81.91	86.11	26.22	6.33	64.49
>6.00 =<6.50	110	42524388.27	4.15	386585.35	6.309	631	74.37	44.9	97.66	96.82	77.09	82.66	28.08	18.94	63.66
>6.50 =<7.00	324	104605257.7	10.21	322855.73	6.825	624	77.45	44.3	98.01	91.5	72.51	68.13	16.81	23.6	65.51
>7.00 =<7.50	354	111862607.9	10.92	315996.07	7.306	620	78.98	43.85	98.87	86.06	66.64	67.67	15.83	23.21	59.37
>7.50 =<8.00	623	177364050.2	17.32	284693.5	7.794	616	79.42	43	95.88	87.48	65.28	57.18	13.4	24.06	54.72
>8.00 =<8.50	567	142838214.9	13.95	251919.25	8.289	608	80.57	43.49	94.44	85.46	58.28	56.89	8.51	24.36	46.36
>8.50 =<9.00	619	133048684.1	12.99	214941.33	8.753	599	82.03	41.81	91.19	85	56.68	52.75	7.55	18.84	38.7
>9.00 =<9.50	388	76111708.4	7.43	196164.2	9.272	592	82.47	42.14	84.91	83.39	56.34	53.67	1.79	14.55	22.75
>9.50 =<10.00	472	77154338.84	7.53	163462.58	9.775	576	82.84	41.76	84.52	85.73	55.02	51.81	2.7	7.98	19.19
>10.00 =<10.50	295	42437729.57	4.14	143856.71	10.277	571	82.69	41.78	84.02	85.44	58.81	54.77	1.05	3.26	7.6
>10.50 =<11.00	229	32293824.09	3.15	141021.07	10.769	567	84.08	41.39	81.74	87.33	54.62	59.2	0	2.07	6.61
>11.00 =<11.50	241	20753623.54	2.03	86114.62	11.261	590	87.42	41.74	90.63	81.47	42.58	59.17	0	2.36	5.51
>11.50 =<12.00	259	18087039.76	1.77	69834.13	11.757	579	89.55	41.9	96.26	92.07	28.62	80.31	0.32	4.62	3.84
>12.00 =<12.50	259	13517489.13	1.32	52191.08	12.234	608	95.69	43.06	96.84	88.59	25.36	76.64	0	0	1.22
>12.50 =<13.00	257	11036163.95	1.08	42942.27	12.764	590	99.89	43.56	100	90.57	10.04	94.72	0	0	0
>13.00	134	5138449.99	0.5	38346.64	13.543	593	99.81	45.04	99.44	95.18	6.87	96.86	0	0	0
TOTAL	5174	1024183061	100	197948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	9.88	17.85	41.61

MARGIN (WAM) BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	IO %	Silent 2nd%	% 40 year
=> 2.00
>2.00 =<2.50
>2.50 =<3.00	1	54625	0.01	54625	11.99	0	95	48.47	100	100	0	100	0	100	0
>3.00 =<3.50
>3.50 =<4.00	3	361261.16	0.04	120420.39	8.211	636	70.56	40.87	100	69	72.11	69	0	31	41.11
>4.00 =<4.50	4	1394984	0.14	348746	6.04	694	85.39	51.31	66.86	100	81.69	66.86	0	18.31	96.42
>4.50 =<5.00	31	8354138.33	0.86	269488.33	8.181	615	77.56	45.12	97.26	86.19	67.77	53.2	0	17.84	63.6
>5.00 =<5.50	77	18712917.19	1.92	243024.9	8.103	618	80.3	44.7	90.35	77.34	73.37	72.38	0	19.54	62.13
>5.50 =<6.00	142	42787024.81	4.39	301317.08	7.069	620	76.86	44.33	95.83	88.95	69.54	63.17	11.8	15.27	73.74
>6.00 =<6.50	3467	819273417.7	84.09	236306.15	8.253	606	80.66	42.78	92.23	86.97	60.49	59.97	11.64	20.18	43.09
>6.50 =<7.00	277	61517761.81	6.31	222085.78	9.559	565	76.53	43.29	95.21	87.74	80.48	46.56	1.28	6.33	27.71
>7.00 =<7.50	89	19671165.16	2.02	221024.33	9.502	570	72.83	42.41	95.58	82.22	71.47	71.14	0	3.8	23.84
>7.50 =<8.00	11	1890295.04	0.19	171845	9.259	597	81.38	41.12	87.28	100	19.66	57.78	0	39.19	63.97
>8.00 =<8.50	1	240000	0.02	240000	10.035	522	40.34	0	100	100	100	0	0	0	0
>8.50 =<9.00
>9.00 =<9.50
>9.50 =<10.00
>10.00 =<10.50
>12.00 =<12.50
>12.50 =<13.00
>13.00 =<13.50
>13.50 =<14.00
>14.00
TOTAL	4103	974257590.2	100	237450.06	8.305	604	80.04	42.94	92.61	86.86	62.65	59.67	10.39	18.76	43.72
*The margin above was given for ARM loans only. Fixed rate loans have a zero margin

Deal Coverage
Percentage of the deal based on FICO and Combined Original LTV buckets.*		Loan-to-Value (Combined Original LTV)
		=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
FICO	NA
	=<500	0.06	0.03	0.1	0.08	0.07	0.2	0.01	0.01	0.06	0	0
	>500 =<550	0.69	0.47	1.37	1.84	1.61	4.12	0.9	1.34	1.16	0.01	0.01
	>550 =<600	1.45	0.86	1.63	2.34	2.96	11.28	2.43	4.18	2.78	0.02	1.88
	>600 =<625	0.68	0.35	1.06	1.06	1.31	6.02	2.85	3.62	1.7	0.03	1.85
	>625 =<650	0.2	0.48	0.54	0.8	1.04	5.03	1.49	3.45	2.06	0.06	1.84
	>650 =<675	0.28	0.14	0.18	0.6	0.78	3.93	0.98	1.84	1.15	0.04	1.24
	>675 =<700	0.02	0	0.07	0.12	0.11	1.45	0.14	0.63	0.34	0.04	0.46
	>700 =<725	0	0	0	0.02	0.04	0.52	0.1	0.19	0.22	0.04	0.02
	>725 =<750	0	0	0.04	0	0.01	0.22	0	0.17	0.04	0	0.07
	>750 <800	0	0	0	0	0	0.12	0.02	0.07	0.01	0	0
	=>800	0	0	0	0	0	0	0	0.01	0.02	0	0
* This table should be filled out with the percentage of the deal corresponding to each cross Combined Original LTV and FICO buckets

MI Coverage
Percentage of MI coverage based on FICO and Combined Original LTV buckets.*		Loan-to-Value (Combined Original LTV)
		=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
FICO	NA
=<500
>500 =<550
>550 =<600
>600 =<625
>625 =<650
>650 =<675
>675 =<700
>700 =<725
>725 =<750
>750 <800
=>800
* This table should be filled out with the percentage of MI corresponding to each cross Combined Original LTV and FICO buckets

40 YEAR ONLY FICO BUCKET (any loan with a 40 year amortization period)
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Combined Original LTV =>80	Silent 2nd%	% 40 year
NA	1	166136	0.04	166136	6.95	0	63.17	43.64	100	100	100	100	0	0	100
=<500
>500 =<520	9	2644499	0.62	293833.22	8.402	514	89.63	45.25	100	100	79.98	100	100	0	100
>520 =<540	29	7750023.76	1.82	267242.2	8.824	533	77.34	44.86	100	94.48	79.6	71.79	39.29	0	100
>540 =<560	111	28360520.93	6.65	255500.19	8.641	551	76.14	43.76	100	87.83	83.03	60.47	50.38	1.23	100
>560 =<580	181	52155711.87	12.24	288153.1	7.994	571	77.26	43.83	99.76	90.25	77.89	74	57.42	10.39	100
>580 =<600	328	88240292.51	20.7	269025.28	7.858	590	79.67	43.47	98.64	87.45	64.57	71.94	70.59	27.6	100
>600 =<620	268	77965628.18	18.29	290916.52	7.746	611	80.23	45.27	96.23	90.07	65.67	63.15	70.32	19.53	100
>620 =<640	240	72225277.43	16.95	300938.66	7.565	630	81.32	44.21	97.25	86.3	68.86	58.16	71.99	16.45	100
>640 =<660	162	51347051.56	12.05	316957.11	7.421	649	81.79	44.74	97.94	90.86	66.79	55.54	72.55	19.01	100
>660 =<680	98	31688568.03	7.44	323352.74	7.622	670	83.08	42.02	93.83	80.75	47.05	32.17	84.73	40	100
>680 =<700	16	5889925.42	1.38	368120.34	7.548	690	84.4	45.17	91.51	82.2	26.77	27.12	82.64	43.57	100
>700 =<750	19	6226965.51	1.46	327735.03	6.865	724	85.07	45.96	80.03	70.41	41.22	33.52	88.81	28.13	100
>750	5	1533521.44	0.36	306704.29	7.052	769	84.06	44.77	100	67.2	35.03	80.46	100	51.7	100
TOTAL	1467	426194121.6	100	290520.87	7.785	611	80.2	44.13	97.42	87.83	66.73	61.58	69.23	19.89	100

IO ONLY FICO BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Combined Original LTV =>80	Silent 2nd%	% 40 year
NA
=<500
>500 =<520
>520 =<540
>540 =<560
>560 =<580	8	2353070	2.33	294133.75	7.859	579	72.69	44.83	100	70.68	84.18	39.37	48.81	15.82	0
>580 =<600	52	14479145	14.31	278445.1	7.634	589	78.37	44.43	100	95.39	49.28	80.1	68.84	30.44	0
>600 =<620	61	19639564	19.41	321960.07	7.673	610	79.47	44.54	100	87.74	68.8	64.64	62.73	23.51	0
>620 =<640	62	20669625.75	20.43	333381.06	7.454	630	82.92	43.35	100	96.79	62.12	55.07	75.44	19.94	0
>640 =<660	49	16468915	16.28	336100.31	7.567	651	79.81	44.9	100	86.91	53.98	54.63	75.08	42.4	0
>660 =<680	31	13805432.2	13.64	445336.52	7.28	671	79.32	41.47	100	89.82	60.27	48.48	64.56	31.98	0
>680 =<700	14	5412803	5.35	386628.79	6.932	690	82.31	45.3	96.48	89.93	81.64	65.12	71.25	34.64	0
>700 =<750	22	8362535	8.26	380115.23	7.6	720	83.61	44.77	100	74.64	49.59	45.08	94.61	48.19	0
>750
TOTAL	299	101191090	100	338431.74	7.511	639	80.39	43.99	99.81	89.47	60.52	58.88	71.23	30.46	0

IO ONLY PRINCIPAL BUCKET
UPB	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Combined Original LTV =>80	Silent 2nd%	% 40 year
=<50
>50 =<75	3	194600	0.19	64866.67	10.476	635	79.79	43.96	100	62.18	0	70.5	70.5	100	0
>75 =<100	2	198000	0.2	99000	7.472	633	80	35.76	100	100	50.51	100	100	49.49	0
>100 =<500	248	69338397.95	68.52	279590.31	7.616	636	80.93	44.07	99.73	87.89	53.02	64.47	78.89	38.1	0
>500 =<600	19	10297419	10.18	541969.42	7.322	640	84.26	44.56	100	78.8	67.84	62.96	74.72	25.91	0
>600 =<700	13	8522223	8.42	655555.62	7.273	646	76.95	44.84	100	100	84.38	45.45	52.91	7.51	0
=>700	14	12640450	12.49	902889.29	7.199	647	76.59	42.64	100	100	80.71	33.19	38.27	6.33	0
TOTAL	299	101191090	100	338431.74	7.511	639	80.39	43.99	99.81	89.47	60.52	58.88	71.23	30.46	0

INITIAL IO RESET PERIOD
UPB	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%Combined Original LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Combined Original LTV =>80	Silent 2nd%	% 40 year
1 Year
2 Year
3 Year
5 Year	299	101191090	9.88	338431.74	7.511	639	80.39	43.99	99.81	89.47	60.52	58.88	71.23	30.46	0
7 Year
10 year
Other	4875	922991970.7	90.12	189331.69	8.588	601	81.06	42.88	92.18	86.75	60.22	61.15	69.78	16.47	46.18
TOTAL	5174	1,024,183,060.65	100	197,948.02	8.481	605	81	42.99	92.94	87.02	60.25	60.93	69.92	17.85	41.61

Please note the following definitions
**Combined Original Loan to value - Loan to value ratio for the first lien and the combined loan to value for the second liens
**Combined Loan to value ratio - Combined loan to value ratio for the first as well as the second liens.
**For Weighted average FICO a non- zero weighted average was used.
**For Weighted average DTI a non- zero weighted average was used.

Disclaimer: The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.